Supplement dated May 29, 2009
to the

Buffalo Funds®
Prospectus dated July 30, 2008

Buffalo USA Global Fund

The Board of Trustees of Buffalo Funds has approved a change to the name and investment strategy of the Buffalo USA Global Fund (the “USA Global Fund” or the “Fund”).  Effective July 31, 2009, the Fund’s name will be changed to “Buffalo Growth Fund.”  The Fund currently seeks to achieve its investment objective of long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in the common stocks of U.S. companies that have substantial operations around the globe.  Effective July 31, 2009, the Fund will seek to achieve its investment objective of long-term capital growth by investing in domestic common stocks and other equity securities of companies of any size, including a broad mix of companies across many industries that are expected to benefit from long-term global and domestic trends.

Effective July 31, 2009, the Fund will utilize the following principal investment strategy:

The Fund normally invests in domestic common stocks and other equity securities of companies of any size.  In its selection process for the Fund, the Advisor seeks to identify a broad mix of companies across many industries that are expected to benefit from long-term global and domestic trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.

The Advisor’s implementation of the Fund’s principal investment strategies is influenced by the following considerations:

Equity Investments - The Fund may invest in exchange-traded and over-the-counter common stocks, preferred stock, convertible preferred stock, warrants and rights.  An investment in a company’s equity securities represents a proportionate ownership interest in that company.  Compared with other asset classes, equity investments have a greater potential for gain and are subject to greater fluctuations in market value.  Investments in companies of different sizes (market capitalization) often present different types of risk.  These risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

International Investing - The Buffalo Growth Fund may invest up to 25% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.  ADRs are receipts typically issued by a U.S. bank or trust company that are denominated in U.S. dollars and represent ownership in underlying foreign securities.  As a purchaser of unsponsored ADRs, the Fund may have limited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.  The Fund does not intend to buy securities or foreign companies directly through foreign stock exchanges.

Investment Style and Turnover - The Advisor normally does not engage in active or frequent trading of the Fund’s investments.  Instead, to reduce turnover of the Fund’s portfolio holdings, the Advisor’s general strategy is to purchase securities for the Fund based upon what the Advisor believes are long-term trends.  This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains.  The Advisor may sell the Fund’s investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

Temporary Investments - The Fund intends to hold a small percentage of cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when the Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes.  During those times, the Fund may not achieve its investment objective and, instead, will focus on preserving your investment.  To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Other Investment Strategies - With respect to its non-principal strategies, the Fund may invest in the securities of any companies in any sector and of any size market capitalization, provided that the Advisor believes that the company’s securities are likely to appreciate in value.  In addition, the Fund may invest in covered call options, debt securities and repurchase agreements in accordance with regulatory restrictions.  For cash management purposes, the Fund may use U.S. government obligations, commercial paper, and money market funds. The Fund may also, within the limits allowed by law, use diverse investment strategies, such as borrowing or securities lending or other financial instruments, in the future, For more information regarding these strategies and financial instruments, please see the Statement of Additional Information for the Buffalo Funds.

Additionally, since the Fund will no longer have an investment strategy that requires the Fund to invest at least 80% of its assets in a specific type of security, the Board of Trustees has approved the removal of the following non-Fundamental restriction for the Fund effective July 31, 2009:

The Fund will not change its investment policy of investing at least 80% of the Fund’s net assets according to the principal strategies described in the Funds’ prospectus without first providing shareholders with at least 60 days’ prior notice.

Please retain this supplement with your Prospectus.

The date of this Prospectus supplement is May 29, 2009.